SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 30, 2009

Tri-Valley Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31852	84-0617466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4550 California Blvd., Suite 600

Bakersfield, California 93309

(Address of principal executive office)

Issuer's telephone number: 661-864-0500

Item 8.01	Other Events

Attached is a letter to shareholders which Tri-Valley Corporation released on March 30, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2009	TRI-VALLEY CORPORATION /s/ F. Lynn Blystone
F. Lynn Blystone, President and Chief Executive Officer